                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT


                                              Settlement Date         9/30/2002
                                              Determination Date      10/9/2002
                                              Distribution Date      10/15/2002


I.      All Payments on the Contracts                                                                                  5,619,008.49
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              217,014.85
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              2.71
V.      Servicer Monthly Advances                                                                                        123,907.05
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               34,784.09
VIII.   Transfers to the Pay-Ahead Account                                                                               (43,536.97)
IX.     Less:  Investment Earnings distributions                                                                              (2.71)
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $5,951,177.51
                                                                                                                     ===============

DISTRIBUTION AMOUNTS                                                         Cost per $1000
----------------------------------------------                               --------------
1.   (a)  Class A-1 Note Interest Distribution                                                           0.00
     (b)  Class A-1 Note Principal Distribution                                                          0.00
             Aggregate Class A-1 Note Distribution                             0.00000000                                      0.00

2.   (a)  Class A-2 Note Interest Distribution                                                           0.00
     (b)  Class A-2 Note Principal Distribution                                                          0.00
            Aggregate Class A-2 Note Distribution                              0.00000000                                      0.00

3.   (a)  Class A-3 Note Interest Distribution                                                           0.00
     (b)  Class A-3 Note Principal Distribution                                                          0.00
            Aggregate Class A-3 Note Distribution                              0.00000000                                      0.00

4.   (a)  Class A-4 Note Interest Distribution                                                           0.00
     (b)  Class A-4 Note Principal Distribution                                                          0.00
           Aggregate Class A-4 Note Distribution                               0.00000000                                      0.00

5.   (a)  Class A-5 Note Interest Distribution                                                           0.00
     (b)  Class A-5 Note Principal Distribution                                                          0.00
            Aggregate Class A-5 Note Distribution                              0.00000000                                      0.00

6.   (a)  Class A-6 Note Interest Distribution                                                           0.00
     (b)  Class A-6 Note Principal Distribution                                                          0.00
            Aggregate Class A-6 Note Distribution                              0.00000000                                      0.00

7.   (a)  Class A-7 Note Interest Distribution                                                           0.00
     (b)  Class A-7 Note Principal Distribution                                                          0.00
            Aggregate Class A-7 Note Distribution                              0.00000000                                      0.00

8.   (a)  Class A-8 Note Interest Distribution                                                           0.00
     (b)  Class A-8 Note Principal Distribution                                                          0.00
            Aggregate Class A-8 Note Distribution                              0.00000000                                      0.00

9.   (a)  Class A-9 Note Interest Distribution                                                     297,991.91
     (b)  Class A-9 Note Principal Distribution                                                  4,773,324.33
            Aggregate Class A-9 Note Distribution                             83.13633185                              5,071,316.24

10.  (a)  Class A-10 Note Interest Distribution                                                     345,041.67
     (b)  Class A-10 Note Principal Distribution                                                          0.00
            Aggregate Class A-10 Note Distribution                             5.30833333                                345,041.67

11.  (a)  Class B Certificate Interest Distribution                                                 244,679.31
     (b)  Class B Certificate Principal Distribution                                                      0.00
            Aggregate Class B Certificate Distribution                         5.45000000                                244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                            69,365.01
       (b)  Reimbursement of prior Monthly Advances                                                 181,695.74
               Total Servicer Payment                                                                                    251,060.75

13.  Deposits to the Reserve Account                                                                                      39,079.54

Total Distribution Amount                                                                                             $5,951,177.51
                                                                                                                     ==============

Reserve Account distributions:
----------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                     0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                          0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                     0.00
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                          $0.00
                                                                                                                     ==============




                                  Page 1 of 4

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

                  INTEREST
----------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @              5.598%                                                         0.00
        (b) Class A-2 Notes    @              5.852%                                                         0.00
        (c) Class A-3 Notes    @              5.919%                                                         0.00
        (d) Class A-4 Notes    @              6.020%                                                         0.00
        (e) Class A-5 Notes    @              6.050%                                                         0.00
        (f) Class A-6 Notes    @              6.130%                                                         0.00
        (g) Class A-7 Notes    @              6.140%                                                         0.00
        (h) Class A-8 Notes    @              6.230%                                                         0.00
        (i) Class A-9 Notes    @              6.320%                                                   297,991.91
        (j) Class A-10 Notes   @              6.370%                                                   345,041.67
                     Aggregate Interest on Notes                                                                        643,033.58
        (k) Class B Certificates @            6.540%                                                                    244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
        (g) Class A-7 Notes                                                                                  0.00
        (h) Class A-8 Notes                                                                                  0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                              Cost per $1000
                                                                                 --------------
        (a) Class A-1 Notes                                                        0.00000000                0.00
        (b) Class A-2 Notes                                                        0.00000000                0.00
        (c) Class A-3 Notes                                                        0.00000000                0.00
        (d) Class A-4 Notes                                                        0.00000000                0.00
        (e) Class A-5 Notes                                                        0.00000000                0.00
        (f) Class A-6 Notes                                                        0.00000000                0.00
        (g) Class A-7 Notes                                                        0.00000000                0.00
        (h) Class A-8 Notes                                                        0.00000000                0.00
        (i) Class A-9 Notes                                                        4.88511333          297,991.91
        (j) Class A-10 Notes                                                       5.30833333          345,041.67
                     Total Aggregate Interest on Notes                                                                  643,033.58
        (k) Class B Certificates                                                   5.45000000                           244,679.31



                  PRINCIPAL
----------------------------------------------
                                                                             No. of Contracts
                                                                             ----------------
1.   Amount of Stated Principal Collected                                                            2,032,894.14
2.   Amount of Principal Prepayment Collected                                         165            2,288,955.96
3.   Amount of Liquidated Contract                                                     17              451,474.23
4.   Amount of Repurchased Contract                                                     0                    0.00

       Total Formula Principal Distribution Amount                                                                    4,773,324.33

5.   Principal Balance before giving effect to Principal Distribution                             Pool Factor
                                                                                                  -----------
        (a) Class A-1 Notes                                                                        0.0000000                  0.00
        (b) Class A-2 Notes                                                                        0.0000000                  0.00
        (c) Class A-3 Notes                                                                        0.0000000                  0.00
        (d) Class A-4 Notes                                                                        0.0000000                  0.00
        (e) Class A-5 Notes                                                                        0.0000000                  0.00
        (f) Class A-6 Notes                                                                        0.0000000                  0.00
        (g) Class A-7 Notes                                                                        0.0000000                  0.00
        (h) Class A-8 Notes                                                                        0.0000000                  0.00
        (i) Class A-9 Notes                                                                        0.9275532         56,580,743.00
        (j) Class A-10 Notes                                                                       1.0000000         65,000,000.00
        (k) Class B Certificates                                                                   1.0000000         44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

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                                  Page 2 of 4
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
7.   Principal Distribution                                                      Cost per $1000
                                                                                 --------------
        (a) Class A-1 Notes                                                        0.00000000                                 0.00
        (b) Class A-2 Notes                                                        0.00000000                                 0.00
        (c) Class A-3 Notes                                                        0.00000000                                 0.00
        (d) Class A-4 Notes                                                        0.00000000                                 0.00
        (e) Class A-5 Notes                                                        0.00000000                                 0.00
        (f) Class A-6 Notes                                                        0.00000000                                 0.00
        (g) Class A-7 Notes                                                        0.00000000                                 0.00
        (h) Class A-8 Notes                                                        0.00000000                                 0.00
        (i) Class A-9 Notes                                                       78.25121852                         4,773,324.33
        (j) Class A-10 Notes                                                       0.00000000                                 0.00
        (k) Class B Certificates                                                   0.00000000                                 0.00

8.   Principal Balance after giving effect to Principal Distribution                                  Pool Factor
                                                                                                      -----------
        (a) Class A-1 Notes                                                                            0.0000000              0.00
        (b) Class A-2 Notes                                                                            0.0000000              0.00
        (c) Class A-3 Notes                                                                            0.0000000              0.00
        (d) Class A-4 Notes                                                                            0.0000000              0.00
        (e) Class A-5 Notes                                                                            0.0000000              0.00
        (f) Class A-6 Notes                                                                            0.0000000              0.00
        (g) Class A-7 Notes                                                                            0.0000000              0.00
        (h) Class A-8 Notes                                                                            0.0000000              0.00
        (i) Class A-9 Notes                                                                            0.8493019     51,807,418.67
        (j) Class A-10 Notes                                                                           1.0000000     65,000,000.00
        (k) Class B Certificates                                                                       1.0000000     44,895,285.54

                                                                                                       Aggregate
                  POOL DATA                                                     No. of Contracts   Principal Balance
----------------------------------------------                                  ----------------   -----------------
1.   Pool Stated Principal Balance as of                    9/30/2002                6,918          161,702,704.21

2.   Delinquency Information                                                                                          % Delinquent
                                                                                                                      ------------
              (a) 31-59 Days                                                            63            1,225,943.63          0.758%
              (b) 60-89 Days                                                            32              820,702.51          0.508%
              (c) 90-119 Days                                                           18              484,444.76          0.300%
              (d) 120 Days +                                                            50            1,614,896.37          0.999%


3.   Contracts Repossessed during the Due Period                                         7              217,441.83

4.   Current Repossession Inventory                                                     13              585,536.83

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                       17              451,474.23
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                      217,014.85
                                                                                                    --------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   234,459.38

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    6,462,945.22

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               1,186                           18,575,430.13

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.167%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               79.040



              TRIGGER ANALYSIS
----------------------------------------------
1.  (a)  Average Delinquency Percentage                                         2.140%
    (b)  Delinquency Percentage Trigger in effect ?                                          YES

2.  (a)  Average Net Loss Ratio                                                 0.061%
    (b)  Net Loss Ratio Trigger in effect ?                                                  NO
    (c)  Net Loss Ratio (using ending Pool Balance)                             0.157%

3.  (a)  Servicer Replacement Percentage                                        0.092%
    (b)  Servicer Replacement Trigger in effect ?                                            NO



                MISCELLANEOUS
----------------------------------------------

1.   Monthly Servicing Fees                                                                                              69,365.01

2.   Servicer Advances                                                                                                  123,907.05

3.   (a)  Opening Balance of the Reserve Account                                                                      8,820,346.01
     (b)  Deposits to the Reserve Account                                                                39,079.54
     (c)  Investment Earnings in the Reserve Account                                                     11,700.48
     (d)  Distribution from the Reserve Account                                                               0.00
     (e)  Ending Balance of the Reserve Account                                                                      8,871,126.03

4.   Specified Reserve Account Balance                                                                                8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                      131,475.00
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                                  43,536.97
     (c)  Investment Earnings in the Pay-Ahead Account                                                        0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                                (34,784.09)
     (e)  Ending Balance in the Pay-Ahead Account                                                                      140,227.88
